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                              WASATCH FUNDS, INC.
                        Supplement dated August 12, 2003
                    to the Prospectus dated January 31, 2003

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2003. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at WWW.WASATCHFUNDS.COM or calling us at 800.551.1700.

In the Prospectus, on page 9, the following information replaces the information under the heading "Wasatch Global Science & Technology Fund" :

AVERAGE ANNUAL TOTAL RETURNS -- (AS OF 12/31/02)

                                                            SINCE INCEPTION
                                                1 YEAR        (12/19/00)
                                                ------        ----------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND
   Return before taxes                          -27.80%         -8.50%
   Return after taxes on distributions          -27.80%         -8.85%
   Return after taxes on distributions
      and sale of Fund Shares                   -17.07%         -6.89%
RUSSELL 2000 TECHNOLOGY INDEX                   -46.21%        -36.29%
NASDAQ COMPOSITE INDEX                          -31.26%        -27.99%

The table above allows you to compare the Fund's past performance to that of two market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund's returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Technology Index is a capitalization-weighted index of companies in the Russell 2000 Index that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index.

You cannot invest in these indexes.
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WASATCH MICRO CAP FUND

In the Prospectus, on page 12, the following information replaces the second sentence under the heading "Principal Strategies":

      The Fund invests primarily in the common stocks of companies with market capitalizations of less than $1 billion at the time of purchase.

In the Prospectus, on page 30, the following information replaces the first bullet point under the heading "Principal Investment Strategies":

- Invest at least 80% of the Fund's net assets in the common stocks of micro cap companies. Shareholders will be notified prior to any change in this policy. We define micro cap companies as companies with market capitalizations of less than $1 billion at the time of purchase.

WASATCH SMALL CAP GROWTH FUND

In the Prospectus, on page 14, the following information replaces the second sentence under the heading "Principal Strategies":

      The Fund invests primarily in the common stocks of companies with market capitalizations of less than $2.5 billion at the time of purchase.

In the Prospectus, on page 31, the following information replaces the first bullet point under the heading "Principal Investment Strategies":

- Invest at least 80% of the Fund's net assets in the common stocks of small companies. Shareholders will be notified prior to any change in this policy. We define small companies as companies with market capitalizations of less than $2.5 billion at the time of purchase.

WASATCH SMALL CAP VALUE FUND

In the Prospectus, on page 16, the following information replaces the second sentence under the heading "Principal Strategies":

      The Fund invests primarily in the common stocks of companies with market capitalizations of less than $2.5 billion at the time of purchase.

In the Prospectus, on page 32, the following information replaces the first bullet point under the heading "Principal Investment Strategies":

- Invest at least 80% of the Fund's net assets in the common stocks of small companies. Shareholders will be notified prior to any change in this policy. We define small companies as companies with market capitalizations of less than $2.5 billion at the time of purchase.

In the Prospectus, on page 34, the following information replaces the information under the heading "Micro Cap Companies":

      Each of the Equity Funds may invest in micro cap companies. The Micro Cap Fund invests primarily in these companies. We define micro cap companies as those with market capitalizations of less than $1 billion at the time of purchase. Micro cap companies may be more sensitive to, and share prices may be more affected by, the risks for small companies mentioned above.

In the Prospectus, on page 52, the following information replaces the section with the heading "How Fund Shares are Priced" effective September 1, 2003:

- The Funds' share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds' share prices are calculated after the Transfer Agent receives your request in good order.

- A Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.

- The Funds' share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE)(3:00 p.m. Central Time) every day the NYSE is open.

- The Funds' share prices will not be calculated on holidays the NYSE observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving.

- The Funds' investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

- If market quotations are not readily available (e.g., restricted securities, private placements, securities for which trading has been halted) or do not accurately reflect the fair value of an investment, or if an event impacting the value of a Fund's investments occurs between the close of a security's primary exchange or market (for example, a foreign exchange or market) and the time the Fund's share price is calculated, that security may be valued by the Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment.

- The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Funds' shares are not priced. Therefore, the value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.
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                              [WASATCH FUNDS LOGO]

                THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS

                               WASATCH FUNDS, INC.

                        SUPPLEMENT DATED AUGUST 12, 2003
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2003

This Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information dated January 31, 2003. You should retain this Supplement and the Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained by visiting our web site at www.wasatchfunds.com or by calling 1.800.551.1700.

                                   **********

The fourth sentence of the second paragraph in the section entitled "Investment Objectives and Strategies - WASATCH MICRO CAP FUND" on page 4 is revised as follows:

In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $1 billion at the time of purchase.

The fourth sentence of the second paragraph in the section entitled "Investment Objectives and Strategies - WASATCH SMALL CAP GROWTH FUND" on page 5 is revised as follows:

In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $2.5 billion at the time of purchase.

The first sentence in the section entitled "Investment Objectives and Strategies
- WASATCH SMALL CAP VALUE FUND" on page 5 is revised as follows:

Effective June 6, 2003, the Wasatch Small Cap Value Fund is closed to new investors and existing shareholders.

The fourth sentence in the section entitled "Investment Objectives and Strategies - WASATCH SMALL CAP VALUE FUND" on page 5 is revised as follows:

In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $2.5 billion at the time of purchase.
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The following information is inserted on page 33, following the section entitled
"Administrator and Transfer Agent":

DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. ("ADI" or the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202, as distributor of the Funds pursuant to a Distribution Agreement dated March 5, 2003, between the Funds and ADI. ADI also serves as distributor of other mutual funds. As distributor, ADI acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.